FOR IMMEDIATE RELEASE                                               EXHIBIT 99.1

COMPANY CONTACT:
Jennifer Carberry
NYFIX, Inc.
(203) 425-8000 or
info@nyfix.com
WWW.NYFIX.COM

 NYFIX ANNOUNCES SUCCESSFUL LAUNCH OF SILENT PARTNER ALGORITHMIC TRADING PROGRAMS

STAMFORD, CT, SEPTEMBER 1, 2004: NYFIX, INC. (NASDAQ: NYFX), a leader in technology solutions for the financial marketplace, today announced the successful launch of new automated trading facilities designed to maximize execution quality.

NYFIX recently launched Silent Partner, a suite of algorithmic trading programs, to its customer base during the month of August. These new products which are integrated with the NYFIX Millennium ATS provide NYFIX users access to first class automated execution strategies designed to minimize market impact and maximize execution quality. In executing an order, NYFIX's algorithmic offering utilizes a proprietary algorithmic engine that takes into account a stock's historical trading patterns and correlation to the broader market, as well as current and historical price and volume data. Combined with NYFIX Millennium, the algorithms offer high performance slicing capabilities with an added element of opportunistic liquidity finding.

"While it is still early in our marketing of the Silent Partner algorithmic tools, the Company's NYFIX Network and NYFIX Platinum offerings (OMS technology)
provide a significant advantage in deploying this technology to brokers and institutions," commented Robert Gasser, CEO of NYFIX Millennium and NYFIX
Transaction Services. From a technical perspective, the roll-out has been one of the Company's smoothest implementations to date. "Thus far, we are very excited by the results clients have been receiving," added Mr. Gasser. "When combined with the Millennium ATS, the Silent Partner algorithms are succeeding in providing NYFIX customers with a high degree of execution quality and satisfaction."

During the month of August 2004, the Company has realized record volume in its transaction segment. "We believe the record volume was driven by the positive results of the Silent Partner algorithmic technologies. Throughout the course of the year, we expect to bring an increasing number of customers online with the products," stated Mr. Gasser. With the launch of its algorithmic trading tools, the Company continues to focus on generating higher margin transaction revenue by providing value-added electronic direct access products.

On another note, the Company said that this quarter has been one of its strongest quarters thus far for network connectivity sign-ups. The Company hopes to convert many of these clients to users of its Silent Partner suite of products.

ABOUT NYFIX, INC.

NYFIX, Inc. is an established provider to the domestic and international financial markets of trading workstations, middle-office trade automation technologies and trade communication technologies. Our NYFIX Network is one of the industry's largest networks, connecting broker-dealers, institutions and exchanges. In addition to our headquarters in Stamford, we have offices on Wall
Street in New York City, in London's Financial District, in Chicago, and in San
Francisco. We operate three data centers in the northeastern United States, two data centers in Europe and are establishing additional data center hubs Tokyo and Hong Kong. For more information, please visit www.nyfix.com and
www.javtech.com.

THIS PRESS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITHIN THE
MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION
21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH ARE INTENDED TO BE
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